UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2026

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Capital Bancorp, Inc. (the “Company”) held on May 28, 2026 (the “Annual Meeting”), the Company’s stockholders voted on: (i) the election of four Class III director nominees and one Class II director nominee (Proposal 1); (ii) a non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers (Proposal 2); and (iii) the ratification of the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026 (Proposal 3).

These matters were submitted to the stockholders for a vote through the solicitation of proxies in accordance with the Company's Definitive Proxy Statement. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement. Other than the three proposals addressed herein and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action.

On the record date for the Annual Meeting, there were 16,309,270 shares of the Company's common stock issued, outstanding, and entitled to vote. Stockholders holding 13,674,863 shares of the Company’s common stock were present at the Annual Meeting, in person or represented by proxy. At the Annual Meeting, the common stockholders elected Messrs. Bailey, McConnell, Schwartz and Whalen as Class III directors to serve a term expiring in 2029 and Mr. Caplan as a Class II director to serve a term expiring in 2028. The final results of voting on each of the matters submitted to a vote of common stockholders during the Annual Meeting are as follows:

Proposal 1 – To elect four Class III directors to serve for a three-year term ending at the 2029 Annual Meeting of Stockholders or until their successor is duly elected and qualified and one Class II director to serve for a two-year term ending at the 2028 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

CLASS III DIRECTOR NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jerome R. Bailey	8,027,248	2,576,817	93,558	2,977,240
Marc McConnell	9,848,386	829,422	19,815	2,977,240
Steven J. Schwartz	7,590,434	3,056,827	50,362	2,977,240
James F. Whalen	5,608,243	5,008,267	81,113	2,977,240

CLASS II DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mark Caplan	10,173,352	473,689	50,582	2,977,240

Proposal 2 – Approval of a non-binding advisory vote to approve the compensation of the Company's Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,118,772	317,014	261,837	2,977,240

Proposal 3 – The ratification of the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,466,844	198,796	9,223	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: June 1, 2026	By: /s/ Jacob Dalaya
Name: Jacob Dalaya
Title: Chief Financial Officer

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